AMENDED ANNEX A

The compensation payable under Paragraph 5 of the Management Agreement between Goldman Sachs Trust and each of the undersigned shall be as follows:

Goldman Sachs Asset Management, L.P.

Annual Rate
Goldman Sachs Financial Square Prime Obligations Fund[1]	0.16%
Goldman Sachs Financial Square Money Market Fund[2]	0.16%
Goldman Sachs Financial Square Treasury Obligations Fund[3]	0.18%
Goldman Sachs Financial Square Treasury Instruments Fund[4]	0.18%
Goldman Sachs Financial Square Government Fund[5]	0.16%
Goldman Sachs Financial Square Treasury Solutions Fund[6]	0.18%
Goldman Sachs Investor Tax-Exempt Money Market Fund[7]	0.16%
Goldman Sachs Financial Square Federal Instruments Fund[8]	0.18%
Goldman Sachs Investor Money Market Fund[9]	0.16%
Goldman Sachs Government Income Fund[10]	0.53% on first $1 billion 0.48% over $1 billion up to $2 billion 0.45% over $2 billion up to $5 billion 0.44% over $5 billion up to $8 billion 0.44% over $8 billion
Goldman Sachs Dynamic Municipal Income Fund[11]	0.40% on first $1 billion 0.36% over $1 billion up to $2 billion 0.34% over $2 billion up to $5 billion 0.34% over $5 billion up to $8 billion 0.33% over $8 billion
Goldman Sachs High Yield Fund	0.70% on first $2 billion 0.63% over $2 billion up to $5 billion 0.60% over $5 billion up to $8 billion 0.59% over $8 billion
Goldman Sachs Income Builder Fund[12]	0.54% on first $1 billion 0.49% over $1 billion up to $2 billion 0.46% over $2 billion up to $5 billion 0.45% over $5 billion up to $8 billion 0.44% over $8 billion
Goldman Sachs Equity Income Fund[13]	0.69% on first $1 billion 0.62% over $1 billion up to $2 billion 0.59% over $2 billion up to $5 billion 0.58% over $5 billion up to $8 billion 0.57% over $8 billion
Goldman Sachs Mid Cap Value Fund	0.75% on first $2 billion 0.68% over $2 billion up to $5 billion 0.65% over $5 billion up to $8 billion 0.64% over $8 billion

Annual Rate
Goldman Sachs Small Cap Value Fund[14]	0.98% on first $2 billion 0.88% over $2 billion up to $5 billion 0.84% over $5 billion up to $8 billion 0.82% over $8 billion
Goldman Sachs Capital Growth Fund[15]	0.71% on first $1 billion 0.64% over $1 billion up to $2 billion 0.61% over $2 billion
Goldman Sachs U.S. Equity Insights Fund[16]	0.52% on first $1 billion 0.47% over $1 billion up to $2 billion 0.44% over $2 billion up to $5 billion 0.44% over $5 billion up to $8 billion 0.43% over $8 billion
Goldman Sachs Large Cap Growth Insights Fund[17]	0.52% on first $1 billion 0.47% over $1 billion up to $2 billion 0.44% over $2 billion up to $5 billion 0.44% over $5 billion up to $8 billion 0.43% over $8 billion
Goldman Sachs Small Cap Equity Insights Fund[18]	0.80% on first $2 billion 0.72% over $2 billion up to $5 billion 0.68% over $5 billion up to $8 billion 0.67% over $8 billion
Goldman Sachs International Equity Insights Fund[19]	0.81% on first $1 billion 0.73% over $1 billion up to $2 billion 0.69% over $2 billion up to $5 billion 0.68% over $5 billion up to $8 billion 0.67% over $8 billion
Goldman Sachs Real Estate Securities Fund[20]	0.87% on first $1 billion 0.78% over $1 billion up to $2 billion 0.74% over $2 billion up to $5 billion 0.73% over $5 billion up to $8 billion 0.71% over $8 billion
Goldman Sachs Large Cap Value Insights Fund[21]	0.52% on first $1 billion 0.47% over $1 billion up to $2 billion 0.44% over $2 billion up to $5 billion 0.44% over $5 billion up to $8 billion 0.43% over $8 billion
Goldman Sachs Strategic Growth Fund[22]	0.71% on first $1 billion 0.64% over $1 billion up to $2 billion 0.61% over $2 billion up to $5 billion 0.59% over $5 billion up to $8 billion 0.58% over $8 billion
Goldman Sachs Growth Opportunities Fund[23]	0.92% on first $2 billion 0.83% over $2 billion up to $5 billion 0.79% over $5 billion up to $8 billion 0.77% over $8 billion

Annual Rate
Goldman Sachs Technology Opportunities Fund[24]	0.94% on first $1 billion 0.85% over $1 billion up to $2 billion 0.80% over $2 billion up to $5 billion 0.79% over $5 billion up to $8 billion 0.77% over $8 billion
Goldman Sachs Large Cap Value Fund[25]	0.75% on first $1 billion 0.68% over $1 billion up to $2 billion 0.65% over $2 billion up to $5 billion 0.64% over $5 billion up to $8 billion 0.63% over $8 billion
Goldman Sachs High Yield Municipal Fund[26]	0.55% on first $2 billion 0.50% over $2 billion up to $5 billion 0.48% over $5 billion up to $8 billion 0.47% over $8 billion
Goldman Sachs U.S. Tax–Managed Equity Fund[27]	0.70% on first $1 billion 0.63% over $1 billion up to $2 billion 0.60% over $2 billion up to $5 billion 0.59% over $5 billion up to $8 billion 0.58% over $8 billion
Goldman Sachs Enhanced Income Fund[28]	0.25% on first $1 billion 0.23% over $1 billion up to $2 billion 0.22% over $2 billion up to $5 billion 0.22% over $5 billion up to $8 billion 0.22% over $8 billion
Goldman Sachs Concentrated Growth Fund[29]	0.76% on first $1 billion 0.68% over $1 billion up to $2 billion 0.65% over $2 billion up to $5 billion 0.64% over $5 billion up to $8 billion 0.62% over $8 billion
Goldman Sachs Emerging Markets Debt Fund[30]	0.80% on first $2 billion 0.72% over $2 billion up to $5 billion 0.68% over $5 billion up to $8 billion 0.67% over $8 billion
Goldman Sachs U.S. Mortgages Fund[31]	0.34% on first $1 billion 0.31% over $1 billion up to $2 billion 0.29% over $2 billion up to $5 billion 0.28% over $5 billion up to $8 billion 0.28% over $8 billion
Goldman Sachs Investment Grade Credit Fund[32]	0.34% on first $1 billion 0.31% over $1 billion up to $2 billion 0.29% over $2 billion up to $5 billion 0.28% over $5 billion up to $8 billion 0.28% over $8 billion
Goldman Sachs Small/Mid-Cap Growth Fund[33]	0.85% on the first $2 billion 0.77% over $2 billion up to $5 billion 0.73% over $5 billion up to $8 billion 0.71% over $8 billion

Annual Rate
Goldman Sachs U.S. Equity Dividend and Premium Fund[34]	0.75% on first $1 billion 0.68% over $1 billion up to $2 billion 0.65% over $2 billion up to $5 billion 0.64% over $5 billion up to $8 billion 0.63% over $8 billion
Goldman Sachs International Real Estate Securities Fund[35]	0.95% on first $2 billion 0.86% over $2 billion up to $5 billion 0.81% over $5 billion up to $8 billion 0.80% over $8 billion
Goldman Sachs Bond Fund[36]	0.41% on first $1 billion 0.37% over $1 billion up to $2 billion 0.35% over $2 billion up to $5 billion 0.34% over $5 billion up to $8 billion 0.34% over $8 billion
Goldman Sachs Small Cap Value Insights Fund[37]	0.80% on first $2 billion 0.72% over $2 billion up to $5 billion 0.68% over $5 billion up to $8 billion 0.67% over $8 billion
Goldman Sachs Small Cap Growth Insights Fund[38]	0.80% on first $2 billion 0.72% over $2 billion up to $5 billion 0.68% over $5 billion up to $8 billion 0.67% over $8 billion
Goldman Sachs Commodity Strategy Fund[39]	0.50% up to $2 billion 0.45% over $2 billion up to $5 billion 0.43% over $5 billion up to $8 billion 0.42% over $8 billion
Goldman Sachs Emerging Markets Equity Insights Fund[40]	1.00% on first $2 billion 0.90% over $2 billion up to $5 billion 0.86% over $5 billion up to $8 billion 0.84% over $8 billion
Goldman Sachs International Small Cap Insights Fund[41]	0.85% on first $2 billion 0.77% over $2 billion up to $5 billion 0.73% over $5 billion up to $8 billion 0.72% over $8 billion
Goldman Sachs International Tax-Managed Equity Fund[42]	0.85% on first $1 billion 0.77% over $1 billion up to $2 billion 0.73% over $2 billion up to $5 billion 0.72% over $5 billion up to $8 billion 0.71% over $8 billion
Goldman Sachs International Equity Dividend and Premium Fund[43]	0.81% on first $1 billion 0.73% over $1 billion up to $2 billion 0.69% over $2 billion up to $5 billion 0.68% over $5 billion up to $8 billion 0.67% over $8 billion
Goldman Sachs Inflation Protected Securities Fund[44]	0.26% on first $1 billion 0.23% over $1 billion up to $2 billion 0.22% over $2 billion up to $5 billion 0.22% over $5 billion up to $8 billion 0.21% over $8 billion

Annual Rate
Goldman Sachs Absolute Return Tracker Fund[45]	0.70% on first $1 billion 0.63% over $1 billion up to $2 billion 0.60% over $2 billion up to $5 billion 0.59% over $5 billion up to $8 billion 0.53% over $8 billion
Goldman Sachs Local Emerging Markets Debt Fund[46]	0.80% on first $2 billion 0.72% over $2 billion up to $5 billion 0.68% over $5 billion up to $8 billion 0.67% over $8 billion
Goldman Sachs Flexible Cap Fund[47]	0.55% on first $1 billion 0.50% over $1 billion up to $2 billion 0.47% over $2 billion up to $5 billion 0.46% over $5 billion up to $8 billion 0.45% over $8 billion
Goldman Sachs U.S. Equity ESG Fund[48]	0.55% on first $1 billion 0.50% over $1 billion up to $2 billion 0.47% over $2 billion up to $5 billion 0.46% over $5 billion up to $8 billion 0.45% over $8 billion)
Goldman Sachs Alternative Premia Fund[49]	0.79% on first $1 billion 0.71% over $1 billion up to $2 billion 0.68% over $2 billion up to $5 billion 0.66% over $5 billion up to $8 billion 0.65% over $8 billion
Goldman Sachs Strategic Income Fund[50]	0.60% on first $1 billion 0.54% over $1 billion up to $2 billion 0.51% over $2 billion up to $5 billion 0.50% over $5 billion up to $8 billion 0.49% over $8 billion
Goldman Sachs High Yield Floating Rate Fund[51]	0.60% on first $1 billion 0.54% over $1 billion up to $2 billion 0.51% over $2 billion up to $5 billion 0.50% over $5 billion up to $8 billion 0.49% over $8 billion
Goldman Sachs Managed Futures Strategy Fund[52]	1.00% on first $1 billion 0.90% over $1 billion up to $2 billion 0.86% over $2 billion up to $5 billion 0.84% over $5 billion up to $8 billion 0.82% over $8 billion
Goldman Sachs Rising Dividend Growth Fund[53]	0.75% on first $1 billion 0.68% over $1 billion up to $2 billion 0.64% over $2 billion up to $5 billion 0.63% over $5 billion up to $8 billion 0.62% over $8 billion
Goldman Sachs Short Duration Income Fund[54]	0.40% on first $1 billion 0.36% over $1 billion up to $2 billion 0.34% over $2 billion up to $5 billion 0.33% over $5 billion up to $8 billion 0.32% over $8 billion

Annual Rate
Goldman Sachs MLP Energy Infrastructure Fund[55]	1.00% on first $1 billion 0.90% over $1 billion up to $2 billion 0.86% over $2 billion up to $5 billion 0.84% over $5 billion up to $8 billion 0.82% over $8 billion
Goldman Sachs Long Short Credit Strategies Fund[56]	1.00% on first $1 billion 0.90% over $1 billion up to $2 billion 0.86% over $2 billion up to $5 billion 0.84% over $5 billion up to $8 billion 0.82% over $8 billion
Goldman Sachs Short-Term Conservative Income Fund[57]	0.25%
Goldman Sachs Small/Mid Cap Value Fund[58]	0.80% on first $2 billion 0.72% over $2 billion up to $5 billion 0.68% over $5 billion up to $8 billion 0.67% over $8 billion
Goldman Sachs Tactical Tilt Overlay Fund[59]	0.75% on first $2 billion 0.68% over $2 billion up to $5 billion 0.64% over $5 billion up to $8 billion 0.62% over $8 billion
Goldman Sachs Global Managed Beta Fund[60]	0.30%
Goldman Sachs Focused Value Fund[61]	0.69% on first $1 billion 0.62% over $1 billion up to $2 billion 0.59% over $2 billion up to $5 billion 0.58% over $5 billion up to $8 billion 0.57% over $8 billion
Goldman Sachs Global Infrastructure Fund[62]	0.90% on first $1 billion 0.81% over $1 billion up to $2 billion 0.77% over $2 billion up to $5 billion 0.75% over $5 billion up to $8 billion 0.74% over $8 billion
Goldman Sachs Global Real Estate Securities Fund[63]	0.93% on first $1 billion 0.84% over $1 billion up to $2 billion 0.80% over $2 billion up to $5 billion 0.78% over $5 billion up to $8 billion 0.76% over $8 billion
Goldman Sachs Strategic Factor Allocation Fund[64]	0.75% on first $2 billion 0.68% over $2 billion up to $5 billion 0.64% over $5 billion up to $8 billion 0.62% over $8 billion
Goldman Sachs Energy Infrastructure Fund[65]	1.00% on first $1 billion 0.90% over $1 billion up to $2 billion 0.86% over $2 billion up to $5 billion 0.84% over $5 billion up to $8 billion 0.82% over $8 billion
Goldman Sachs ESG Emerging Markets Equity Fund[66]	0.98% on first $2 billion 0.88% over $2 billion up to $5 billion 0.84% over $5 billion up to $8 billion 0.82% over $8 billion

Annual Rate
Goldman Sachs Small Cap Growth Fund[67]	0.85% on first $2 billion 0.77% over $2 billion up to $5 billion 0.73% over $5 billion up to $8 billion 0.71% over $8 billion
Goldman Sachs Municipal Income Completion Fund[68]	0.00%
Goldman Sachs Income Fund[69]	0.55% on first $1 billion 0.50% over $1 billion up to $2 billion 0.47% over $2 billion up to $5 billion 0.46% over $5 billion up to $8 billion 0.45% over $8 billion
Goldman Sachs Clean Energy Income Fund[70]	0.80% on first $1 billion 0.72% over $1 billion up to $2 billion 0.68% over $2 billion up to $5 billion 0.67% over $5 billion up to $8 billion 0.66% over $8 billion
Goldman Sachs Defensive Equity Fund[71]	0.53% on first $1 billion 0.48% over $1 billion up to $2 billion 0.45% over $2 billion up to $5 billion 0.44% over $5 billion up to $8 billion 0.43% over $8 billion
Goldman Sachs Strategic Volatility Premium Fund[75]	0.50% on first $2 billion 0.45% over $2 billion up to $5 billion 0.43% over $5 billion up to $8 billion 0.42% over $8 billion
Goldman Sachs Asset Management International
Goldman Sachs Global Core Fixed Income Fund	0.65% on first $1 billion 0.59% over $1 billion up to $2 billion 0.56% over $2 billion up to $5 billion 0.55% over $5 billion up to $8 billion 0.54% over $8 billion
Goldman Sachs International Equity ESG Fund*,[72]	0.85% on first $1 billion 0.77% over $1 billion up to $2 billion 0.73% over $2 billion up to $5 billion 0.71% over $5 billion up to $8 billion 0.70% over $8 billion
Goldman Sachs Emerging Markets Equity Fund*,[73]	1.02% on first $2 billion 0.92% over $2 billion up to $5 billion 0.87% over $5 billion up to $8 billion 0.85% over $8 billion
Goldman Sachs China Equity Fund*	1.00% on first $1 billion 0.90% over $1 billion up to $2 billion 0.86% over $2 billion up to $5 billion 0.84% over $5 billion up to $8 billion 0.82% over $8 billion

Annual Rate
Goldman Sachs International Equity Income Fund*,[74]	0.80% on first $1 billion 0.72% over $1 billion up to $2 billion 0.68% over $2 billion up to $5 billion 0.67% over $5 billion up to $8 billion 0.66% over $8 billion

PURSUANT TO AN EXEMPTION FROM THE COMMODITIES FUTURES TRADING COMMISSION (“CFTC”) IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE CLIENTS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN FILED WITH THE CFTC. THE CFTC DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OR COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE CFTC HAS NOT REVIEWED OR APPROVED THE TRADING PROGRAM ADOPTED HEREUNDER OR ANY BROCHURE OR ACCOUNT DOCUMENT.

Dated: February 10, 2021		GOLDMAN SACHS TRUST

		By:	/s/ James A. McNamara
		Name:	James A. McNamara
		Title:	President

GOLDMAN SACHS ASSET MANAGEMENT, L.P.		GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

By:	/s/ Joseph F. DiMaria	By:	/s/ Karl Wianecki
Name:	Joseph F. DiMaria	Name:	Karl Wianecki
Title:	Managing Director	Title:	Managing Director

*	Goldman Sachs Asset Management, L.P. has assumed all rights and obligations of Goldman Sachs Asset Management International under the Management Agreement with respect to the Fund.
[1]	This Management Agreement on behalf of the Financial Square Prime Obligations Fund was amended at the February 15, 2018 Goldman Sachs Trust Board Meeting.
[2]	This Management Agreement on behalf of the Financial Square Money Market Fund was amended at the February 15, 2018 Goldman Sachs Trust Board Meeting.
[3]	This Management Agreement on behalf of the Financial Square Treasury Obligations Fund was amended at the February 15, 2018 Goldman Sachs Trust Board Meeting.
[4]	This Management Agreement on behalf of the Financial Square Treasury Instruments Fund was amended at the February 15, 2018 Goldman Sachs Trust Board Meeting.
[5]	This Management Agreement on behalf of the Financial Square Government Fund was amended at the February 15, 2018 Goldman Sachs Trust Board Meeting.
[6]	This Management Agreement on behalf of the Financial Square Treasury Solutions Fund was amended at the February 15, 2018 Goldman Sachs Trust Board Meeting.
[7]	This Management Agreement on behalf of the Investor Tax-Exempt Money Market Fund was amended at the February 15, 2018 Goldman Sachs Trust Board Meeting.
[8]

This Management Agreement was approved on behalf of the Financial Square Federal Instruments Fund at the August 13, 2015 Goldman Sachs Trust Board Meeting and amended at the February 15, 2018 Goldman Sachs Trust Board Meeting.

[9]

This Management Agreement was approved on behalf of the Investor Money Market Fund at the December 17, 2015 Goldman Sachs Trust Board Meeting and amended at the February 15, 2018 Goldman Sachs Trust Board Meeting.

[10]	This Management Agreement on behalf of the Government Income Fund was amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[11]	This Management Agreement on behalf of the Dynamic Municipal Income Fund was amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[12]	This Management Agreement on behalf of the Income Builder Fund was amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[13]	This Management Agreement on behalf of the Equity Income Fund (formerly, Growth and Income Fund) was amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[14]	This Management Agreement on behalf of the Small Cap Value Fund was amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[15]	This Management Agreement on behalf of the Capital Growth Fund was amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[16]	This Management Agreement on behalf of the U.S. Equity Insights Fund was amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[17]	This Management Agreement on behalf of the Large Cap Growth Insights Fund was amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[18]

This Management Agreement was approved on behalf of the Small Cap Equity Insights Fund (formerly, CORE Small Cap Equity Fund and Structured Small Cap Equity Fund) at the July 21, 1997 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[19]

This Management Agreement was approved on behalf of the International Equity Insights Fund (formerly, CORE International Equity Fund and Structured International Equity Fund) at the July 21, 1997 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[20]

This Management Agreement was approved on behalf of the Real Estate Securities Fund at the July 21, 1997 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[21]

This Management Agreement was approved on behalf of the Large Cap Value Insights Fund (formerly, CORE Large Cap Value Fund and Structured Large Cap Value Fund) at the November 3, 1998 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[22]

This Management Agreement was approved on behalf of the Strategic Growth Fund at the April 28, 1999 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[23]

This Management Agreement was approved on behalf of the Growth Opportunities Fund at the April 28, 1999 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[24]

This Management Agreement was approved on behalf of the Technology Opportunities Fund (formerly, Technology Tollkeeper Fund) at the July 27, 1999 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[25]	This Management Agreement was approved on behalf of the Large Cap Value Fund at the October 26, 1999 Goldman Sachs Trust Board Meeting.
[26]	This Management Agreement was approved on behalf of the High Yield Municipal Fund at the February 3, 2000 Goldman Sachs Trust Board Meeting.
[27]

This Management Agreement was approved on behalf of the U.S. Tax-Managed Equity Fund (formerly, Structured Tax-Managed Equity Fund and CORE Tax-Managed Equity Fund) at the February 3, 2000 Goldman Sachs Trust Board Meeting.

[28]	This Management Agreement was approved on behalf of the Enhanced Income Fund at the April 26, 2000 Goldman Sachs Trust Board Meeting.
[29]

This Management Agreement was approved on behalf of the Concentrated Growth Fund at the August 1, 2002 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[30]	This Management Agreement was approved on behalf of the Emerging Markets Debt Fund at the July 31, 2003 Goldman Sachs Trust Board Meeting.
[31]

This Management Agreement was approved on behalf of the U.S. Mortgages Fund at the October 30, 2003 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[32]

This Management Agreement was approved on behalf of the Investment Grade Credit Fund at the October 30, 2003 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[33]

This Management Agreement was approved on behalf of the Small/Mid-Cap Growth Fund at the May 12, 2005 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[34]	This Management Agreement was approved on behalf of the U.S. Equity Dividend and Premium Fund at the June 16, 2005 Goldman Sachs Trust Board Meeting.
[35]

This Management Agreement was approved on behalf of the International Real Estate Securities Fund at the May 11, 2006 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[36]

This Management Agreement was approved on behalf of the Bond Fund (formerly, Core Plus Fixed Income Fund) at the August 10, 2006 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[37]

This Management Agreement was approved on behalf of the Small Cap Value Insights Fund (formerly, Structured Small Cap Value Fund) at the November 9, 2006 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[38]

This Management Agreement was approved on behalf of the Small Cap Growth Insights Fund (formerly, Structured Small Cap Growth Fund) at the November 9, 2006 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[39]	This Management Agreement was approved on behalf of the Commodity Strategy Fund (formerly, Commodity Exposure Fund) at the December 14, 2006 Goldman Sachs Trust Board Meeting.
[40]	This Management Agreement was approved on behalf of the Emerging Markets Equity Insights Fund (formerly, Structured Emerging Markets Equity Fund) at the May 10, 2007 Goldman Sachs Trust Board Meeting.
[41]	This Management Agreement was approved on behalf of the International Small Cap Insights Fund (formerly, Structured International Small Cap Fund) at the May 10, 2007 Goldman Sachs Trust Board Meeting.
[42]

This Management Agreement was approved on behalf of the International Tax-Managed Equity Fund (formerly, Structured International Tax-Managed Equity Fund) at the May 10, 2007 Goldman Sachs Trust Board Meeting.

[43]	This Management Agreement was approved on behalf of the International Equity Dividend and Premium Fund at the May 10, 2007 Goldman Sachs Trust Board Meeting.
[44]

This Management Agreement was approved on behalf of the Inflation Protected Securities Fund at the June 14, 2007 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[45]

This Management Agreement was approved on behalf of the Absolute Return Tracker Fund at the November 8, 2007 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[46]

This Management Agreement was approved on behalf of the Local Emerging Markets Debt Fund at the December 13, 2007 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[47]

This Management Agreement was approved on behalf of the Flexible Cap Fund (formerly, Flexible Cap Growth Fund and All Cap Growth Fund) at the December 13, 2007 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[48]

This Management Agreement was approved on behalf of the U.S. Equity ESG Fund (formerly, Blue Chip Fund) at the November 19, 2009 Goldman Sachs Trust Board Meeting and amended at the August 17, 2017 Goldman Sachs Trust Board Meeting.

[49]

This Management Agreement was approved on behalf of the Alternative Premia Fund (formerly, Dynamic Allocation Fund) at the November 19, 2009 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[50]	This Management Agreement was approved on behalf of the Strategic Income Fund at the June 17, 2010 Goldman Sachs Trust Board Meeting.
[51]	This Management Agreement was approved on behalf of the High Yield Floating Rate Fund at the February 10, 2011 Goldman Sachs Trust Board Meeting.
[52]	This Management Agreement was approved on behalf of the Managed Futures Strategy Fund at the October 20, 2011 Goldman Sachs Trust Board Meeting.
[53]	This Management Agreement was approved on behalf of the Rising Dividend Growth Fund at the October 20, 2011 Goldman Sachs Trust Board Meeting.
[54]	This Management Agreement was approved on behalf of the Short Duration Income Fund at the February 16, 2012 Goldman Sachs Trust Board Meeting.
[55]	This Management Agreement was approved on behalf of the MLP Energy Infrastructure Fund at the February 12, 2013 Goldman Sachs Trust Board Meeting.
[56]	This Management Agreement was approved on behalf of the Long Short Credit Strategies Fund at the October 17, 2013 Goldman Sachs Trust Board Meeting.
[57]	This Management Agreement was approved on behalf of the Short-Term Conservative Income Fund (formerly, Limited Maturity Obligations Fund) at the December 19, 2013 Goldman Sachs Trust Board Meeting.
[58]

This Management Agreement was approved on behalf of the Small/Mid Cap Value Fund at the December 19, 2013 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[59]	This Management Agreement was approved on behalf of the Tactical Tilt Overlay Fund (formerly, Tactical Tilt Implementation Fund) at the June 12, 2014 Goldman Sachs Trust Board Meeting.
[60]	This Management Agreement was approved on behalf of the Global Managed Beta Fund at the December 17, 2014 Goldman Sachs Trust Board Meeting.
[61]	This Management Agreement was approved on behalf of the Focused Value Fund at the June 11, 2015 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[62]	This Management Agreement was approved on behalf of the Global Infrastructure Fund at the August 13, 2015 Goldman Sachs Trust Board Meeting.

[63]

This Management Agreement was approved on behalf of the Global Real Estate Securities Fund at the August 13, 2015 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[64]	This Management Agreement was approved on behalf of the Strategic Factor Allocation Fund at the April 14, 2016 Goldman Sachs Trust Board Meeting.
[65]	This Management Agreement was approved on behalf of the Energy Infrastructure Fund (formerly, MLP & Energy Fund) at the August 17, 2017 Goldman Sachs Trust Board Meeting.
[66]	This Management Agreement was approved on behalf of the ESG Emerging Markets Equity Fund at the February 15, 2018 Goldman Sachs Trust Board Meeting.
[67]	This Management Agreement was approved on behalf of the Small Cap Growth Fund at the October 11, 2018 Goldman Sachs Trust Board Meeting.
[68]	This Management Agreement was approved on behalf of the Municipal Income Completion Fund at the February 13, 2019 Goldman Sachs Trust Board Meeting.
[69]	This Management Agreement was approved on behalf of the Income Fund at the October 16, 2019 Goldman Sachs Trust Board Meeting.
[70]	This Management Agreement was approved on behalf of the Clean Energy Income Fund at the April 15, 2020 Goldman Sachs Trust Board Meeting.
[71]	This Management Agreement on behalf of the Defensive Equity Fund was amended at the June 17, 2020 Goldman Sachs Trust Board Meeting.
[72]	This Management Agreement on behalf of the International Equity ESG Fund (formerly, Focused International Equity Fund) was amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[73]	This Management Agreement on behalf of the Emerging Markets Equity Fund was amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[74]

This Management Agreement was approved on behalf of the International Equity Income Fund (formerly, Strategic International Equity Fund) at the November 9, 2006 Goldman Sachs Trust Board Meeting and amended at the February 15, 2018 Goldman Sachs Trust Board Meeting.

[75]	This Management Agreement was approved on behalf of the Strategic Volatility Premium Fund at the February 10, 2021 Goldman Sachs Trust Board Meeting.